ROSENTHAL & ROSENTHAL, INC.

1370 BROADWAY

NEW YORK, NY 10018

April 7, 2014

Apache Energy Services, LLC

Aqua Handling of Texas, LLC

KMHVC, Inc.

710 North Post Oak Rd.

Ste. 400

Houston, TX  77024

Ladies and Gentlemen:

Reference is made to the Financing Agreement entered into between us dated June 27, 2013, as amended and/or supplemented (the “Financing Agreement”).

This will confirm that, effective as of the date hereof, the Financing Agreement is hereby amended as follows:

Section 1.20 of the Financing Agreement is amended and restated in its entirety so as to read as follows:

“1.20 "Maximum Credit Facility" shall mean $5,000,000.”

Except as hereinabove specifically set forth, all of the terms and conditions of the Financing Agreement shall remain in full force and effect and continue unmodified.

Very truly yours,

Agreed:

ROSENTHAL & ROSENTHAL, INC.

        /s/ Andrew Matza

APACHE ENERGY SERVICES, LLC

By: _______________________

                Andrew Matza, Vice President

By:   HII Technologies, Inc.

/s/ Matthew Flemming

By: ________________________

        Matthew Flemming, CEO

AQUA HANDLING OF TEXAS, LLC

/s/ Matthew Flemming

By: ______________________

KMHVC, INC.

/s/ Matthew Flemming

By: ___________________________

Matthew Fleming, CEO